For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NYSE: NAV 33 rd Annual Gabelli & Co. Auto Aftermarket Symposium November 2, 2009

NYSE:
NAV
Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see “Risk Factors –
Risks
Relating to Navistar and its Markets”
as set forth in the Prospectus Supplement, dated October 22,
2009, filed pursuant to Rule 424(b)(5) with respect to Registration Statement No. 333-162588.
Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE:
NAV
Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs).
It also excludes financial services and other expenses that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

MAXXFORCE INTERNATIONAL DIESEL POWER

MWM

Consolidated 2008 Revenues
Truck
Engine
Parts
Financial Services
2%
11%
17%
70%

NAVISTAR PARTS GROUP

NAVISTAR FINANCIAL

NAVISTAR

NYSE:
NAV
Company Overview

Founded over 100 years ago, Navistar’s 2008 revenues were $14.7 billion
Truck Group
North American market share leader
with regional and long-haul class 8
trucks, recreational vehicles, class 6-7
trucks, buses, military vehicles and
severe service trucks
Products, parts and services sold
through an extensive dealer network in
North America, Brazil and more than
90 other countries globally
Engine Group
Engine manufacturer of mid-range and
heavy-duty diesel engines
Products sold directly to major global OEMs
Manufacturing locations in U.S. and Brazil
Industries and applications include:
agriculture, industrial, buses, commercial on-
highway trucks, consumer vehicles, military,
marine vessels and commercial off-highway
vehicles
Distribution business that provides high-margin and
non-cyclical earnings
Strong growth in revenue and earnings
Most extensive distribution channel in truck and mid-
range diesel
Wholesale – floor planning for dealers
Financing for retail customers

U.S. and Canada Class 6-8 Retail Industry
500,000
400,000
300,000
200,000
100,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009 Fcst
2010 Fcst

NAVISTAR

NYSE:
NAV
Guidance – Industry Landscape
Guidance
• Class 6-8 Truck Industry
2009: 165K to 185K
2010: 175K to 215K
• Engine shipments – 245K to 265K
• Parts – segment revenues
expected to  be ~$2.2B to $2.3B
•
Financial Services —
profitable
Note: Industry guidance includes military orders sold to the U.S.

Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07 FY08
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 24,400 21,000 23,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 59,600 34,000 42,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 160,100 110,000 120,000
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 244,100 165,000 185,000
FY 09
Historical Information
United States and Canadian Class 6-8 Truck Industry - Retail Sales Volume
Current 2009
Actual Guidance

NYSE:
NAV
0
5,000
10,000
15,000
20,000
25,000
1Q09 2Q09 3Q09 4Q09 Est
Navistar’s FY 2009 Order Receipt Data
• Bus and Medium are filled thru calendar year end
• Severe Service and Heavy – Limited availability in December
• Quoting activity – Up
FY 2009 Order receipt (U.S. & Canada)

GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

NAVISTAR

NYSE:
NAV
We expect our strategy will enable us to
deliver our 2009 goals and BEYOND

Leveraging what we have and what others have built
Controlling our Destiny
Original FY 2009 Goals
Original FY 2009 Goals
•
$15+ Billion Revenue*
•
$1.6 Billion Manufacturing Segment
Profit*
• Improve cost structure while developing
synergistic niche businesses with richer
margins
•
Improve conversion rate of operating
income into net income
•
Reduce impact of cyclicality
– Grow Parts
– Non-Traditional/Expansion Markets
*Note:  This slide is for illustrative purposes only.

NYSE: NAV Great Products 8

- **Year over year SG&A cost reductions**
  - Other SG&A / fixed costs ~$150M
  - Professional (filing) fees ~ $100M
- **Post retirement**
  - Pension
    - Closed plan to new entrants in 2002
      - Majority of new entrants closed in 1996
      - Annual service cost is decreasing
    - 2009 higher cost caused by 2008 market decline
      - Revised investment strategy/investment advisor
      - July YTD 2009 return 18.5% for pension plan and 20% for OPEB (CY)
      - Expect cost to improve/neutral
  - Health care
    - Aggressive cost control, without service cuts (health care)
      - Cost contained, but too expensive
- **Taxes**

NAVISTAR

NYSE:
NAV
Competitive Cost Structure
–
Overall goal is to
continuously seek the needed quality at the best price
Strategic initiatives
ProStar
®
MaxxForce
®
Big Bore 11L/13L/15L
Scale
Strategic partnerships
Mahindra International
South America
CAT
Global sourcing
Design cost reduction
Commodities cost reduction and
containment
Manufacturing cost structure

Key Component of COGS
Below the Line

NYSE:
NAV
Medium
Truck
Great Products
61% Market Share
3Q09
35% Market Share
3Q09
33% Market Share
3Q09
Severe
Service
Truck*
Heavy
Truck
29% Market share
3Q09
• #2 in YTD July Market Share
• Executing on strategy
New Products (ProStar
®
,
LoneStar
®
)
• MaxxForce
®
EGR engines
• #1 In Market Share despite
industry consolidation
• MaxxForce
®
EGR engines
• #1 in Market Share
• A leader in Medium Hybrid
• MaxxForce
®
EGR engines
• #1 in Market Share
• 3 straight year of increasing
market share
• MaxxForce
®
EGR engines
FY07 60%
FY08 55%
3Q09 61%
YTD JUL 59%
*Note: Excludes U.S. Military deliveries.
School Bus & Combined Class 6-8 Market Share – FY07: 26%; FY08: 29%; 3Q09: 36%; YTD JUL: 33%
FY07 36%
FY08 36%
3Q09 35%
YTD JUL 35%
FY07 25%
FY08 27%
3Q09 33%
YTD JUL 34%
FY07 15%
FY08 19%
3Q09 29%
YTD JUL 25%
Class 8*
30% Market Share
3Q09
School
Bus

rd

NYSE:
NAV
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 Fcst
Profitable Growth – Parts
2008 Parts sales up 17% (as compared to 2007) – profit up 63%
July 31, 2009  YTD Parts sales up 25% (compared to July 31
st
2008) –
profit up 100%
Parts Sales
($ in billions)
$1.5
$1.6
$1.8
$1.4
$2.2-$2.3

FleetPride
TruckPro
VIPAR Heavy Duty
HDA Parts Network

NAVISTAR
PACCAR
VOLVO
FREIGHTLINER

NAVISTAR PARTS

NAVISTAR

NYSE:
NAV
Parts – Competitive Landscape

Strengths:
•Dealer network
•National accounts
•Proprietary parts
Opportunities:
•Customer reach
•Customer experience
•Lean
Engine
Distributors,
6%
Truck Dealer,
41%
HDD/Specialist,
28%
Auto Parts, 6%
Independent
Garages, 13%
Other, 6%
2008
Aftermarket Point of Sale (Retail)
Source:  MacKay – 2008 Heavy Duty parts Aftermarket Monitor & Forecast Service.
U.S. market only, total value of chart is $13.273B

NYSE:
NAV
Profitable Growth – Navistar Defense
More than 21K Units
invoiced from 2005
through July 2009
26%
74%
MRAP COTS Based
Commercial Off The Shelf (COTS)
COTS with Military Features
True Tactical Wheeled Vehicles
We believe the military business (including parts) is sustainable at ~$2 billion annually

NYSE:
NAV
Controlling Our Destiny
200 250 300 350 400 450
Original $1.6B Goal
@ 414.5kunits
2006
Actual
2007
Actual
2008
Actual
(excl. Impairment)
2009
Estimate
(excl. Ford)
HistoricalROE Targets
FY 2009 Sales and
Revenue
($ Millions)
Q109 $2,970
Q209 $2,808
Q309 $2,506
Q409
Goal*
$2,700 to
$3,200
*As shown on the 3
rd
Quarter Earnings Call
Traditional Industry Volume (Thousands of Units)

NYSE:
NAV
$0
$100
$200
$300
$400
$500
FY 2008 FY 2009
Investing While Controlling Our Destiny
Engineering and product development costs
$380
~$400 - $450
• Diverse revenue stream that is profitable throughout the truck cycle
• Able to keep investing for future
• Most have reduced R&D investment

NYSE: NAV Continuous Improvement Results in Continuous Leadership 16 July YTD Combined Market Share 33% Advanced EGR In-Cylinder NOx Reduction

DEF PUMP
DEF TANK
(DEF) Diesel Exhaust Fluid
DIESEL
PARTICULATE FILTER
$N_2 + H_2O$ in to air
SCR CATALYST
FUEL DOSER
DEF DOSER
2010 compliant EPA emissions
ENGINE with EGR
PARTICULATE REDUCTION
(Same as 2007 system)
NOx REDUCTION
(New for 2010)
(EGR=exhaust gas recirculation)
Fuel Line

NAVISTAR

NYSE:
NAV
Actions in 2009 for 2010 and Beyond
2010 Emission Strategy

Intentionally left blank because this is
what customers currently do
Easy for
operators
Easy to
understand
Easy to
maintain
Dealer and
customer
friendly
Navistar’s “customer friendly”
2010 solution
The competitor’s 2010 urea-based solution

NYSE:
NAV
Navistar Believes the Truck/Engine Manufacturer Should
Accept the Responsibility for Emissions Compliance and
Not Burden the Customer
• EPA reviews test data
• Navistar demonstrates
compliance in test engines
over useful life of engine in real
world applications
• EPA conducts end of line
random audits
• Customer subject to in-use
compliance verification
• Process not defined as of yet by
EPA but likely to emanate
• Weights laws           weigh stations
• Hours of service driver logs
• Safety regulations OSHA
reviews
• Emissions compliance ??

#1

#1

Application for clear EGR advantage	
Bus:	10%
Medium:	24%
Severe Service:	20%
Heavy Day Cab	16%
TOTAL:	70%

#2

#1

NYSE:
NAV
Advanced EGR Gives Us a
Competitive Advantage

61% Market Share
3Q09
School
Bus
35% Market Share
3Q09
33% Market Share
3Q09
Severe
Service
Truck*
Heavy
Truck
29% Market share
3Q09
Medium
Truck
2009 Industry :
Heavy Day Cab – 16%
Heavy Sleeper – 30%
*Note: Excludes U.S. Military deliveries.

NYSE:
NAV
2010 Emission Strategy Status
• Taking orders on 2010 emission vehicles
• All engines will be between .4 and .5 NOx
• Engine durability testing is on track and plan to
over-test and stress many parts of the system
• In most cases, vehicles will have equal to better fuel
economy than 2009 vehicles
• Base engine will have less heat than 2009 engines
• ProStar
®
vehicle weight will be reduced by
600 lbs.
• MaxxForce
®
13L will have over 1,000 lbs. of weight
advantage vs. a competitive 15L SCR engine

2010 emission strategy on/ahead of schedule

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Prestone

Three Navistar Diesel Engine Families Ready for EPA Certification

October 19, 2009

Navistar has received a lot of coverage on its emissions control strategy for 2010, namely because it's the only truck maker committed to EGR-only solutions. With the 2010 deadline looming on the horizon, Navistar recently unveiled three MaxxForce diesel engine families ready for submission to the EPA: two medium-duty models and its Big Bore heavy-duty 11- and 13-liter line. Having completed durability and performance testing on all three families, Navistar expects to submit its engines to the EPA in December.

The 2010 Big Bore is available in either 11- or 13-liter variations and features an integrated Jake Brake, twin turbochargers with fixed vanes, a new single ECU, a high-pressure common-rail fuel injection system, and a two-stage EGR cooler. Horsepower is rated from 330 to 475.

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Trucking Headlines

Navistar rolls out 2010 engines

By Jack Roberts

In some ways, this isn't surprising. Navistar, after all, is the only engine manufacturer that will not switch to selective catalytic reduction (SCR) systems next year. Thanks to a combination of credits issued by the U.S. Environmental Protection Agency rewarding superior emissions performance and early compliance with pre-2010 regulations, Navistar has been able to rely solely on its existing emissions reduction technology to meet next year's stringent NOx reduction levels.

That's not to say that Navistar will be forsaking EGR anytime soon – If ever. The company insists it is completely dedicated to its advanced EGR engine solution, and that a proprietary combination of high-speed onboard electronic control modules controlling high-pressure common-rail fuel systems gives its engineers unprecedented control of the entire combustion process in a diesel engine beyond the expiration date of the EPA emissions credits.

At the same time, Ramin Younessi, vice president of product ... and strategy for Navistar, says work continues on the ... 15-liter diesel engine, based on ... engine. Younessi says the ...

More Trucking Headlines stories:

- Mack, Volvo to do internal merger
- Navistar rolls out 2010 engines
- I-465 section closed in Indianapolis
- Construction delays on U.S. 160 in Ariz.
- Trucking remains weak, Fed says
- ATA: Cap-and-trade will hurt trucking
- Firm forecasts engine parts demand
- Long Beach port, ATA end litigation
- IRS raises per diem to $59
- U.S. diesel price jumps 10.5 cents
- Peterbilt debuts heavy-duty ...

NYSE:
NAV

“Rolling west on Interstate 90 out of
Chicago toward Rockford behind the wheel
of an International ProStar 122 tractor, it
was clear that Navistar’s engineers and
executives weren’t kidding when they
promised near-transparent performance
from their 2010 family of advanced exhaust
gas recirculation (EGR) engines.”
Media Ride and Drive

1.2
Credits Awarded
NOx Reduction
0.5
Not To Exceed Limit
80%
Credits Used
0.2
2007
2010

NAVISTAR

NYSE:
NAV
We Are Responsible for Emissions
Development Strategy:
Provide time for
technology progress
EPA rewards providers for
cleaning up the environment
sooner
Advanced EGR provides the
platform for
continued emissions improvement
The best technology will continue
to improve…
More complete burn
Twin turbochargers

NYSE:
NAV
Controlling Our Destiny
Investing in Fuel Systems

• Skilled workforce
• Engineering staff
• Intellectual property
Core
Competency
Fuel Systems Plant R&D Center
Physical Assets
Control Cost                  Control Technology

NYSE:
NAV
Customer Friendly Solutions

TENNECO and GE Transportation to Develop
Hydrocarbon-SCR Technology for Diesel
Emission Aftertreatment
4 February 2009
Eaton Evaluates Unique Emission Control
Technology
22 June 2006
Alternative technology advancement to
achieve 0.2 NOx
1.In-cylinder Combustion Improvement (EGR approach)
a) Advanced fuel system (high injection
pressure), air/EGR system, and advanced
control, advanced vehicle cooling
b) Brake thermal efficiency improvement better
fuel economy less heat rejection
2.Advanced NOx after treatment system (Customer
friendly and controlled by the OEM)
a) Dual function DPF, NOx reduction diesel
Particulate filter (“NPF” Navistar naming) with
the following options
i. Gas ammonia injection
ii. Hydrocarbon injection
b) Hydrocarbon or Hydrogen Injection - Lean
NOx Trap (LNT)
3.Powertrain integration (Hybridization and advanced
transmission technology (longer term))
17 July 2008
Scania: EGR cost effective and
convenient. Just add diesel!

NYSE:
NAV
Controlling Our Destiny and Leveraging Our Assets
in Customer Friendly Solutions “Another Dial” in
Future

Solid NH3 cartridge
Easy for
operators
Easy to
understand
Easy to
maintain
Dealer and
customer
friendly

NYSE:
NAV
Profitable Growth
CATJV & China Partner
Partnership for global
growth including expansion into
China
MNAL
Growth through
partnership with Mahindra
for India and exports
EXPORTS
Opportunistic exports
of current North America
products
Australia
South Africa
India*
Mercosur
Other
LA
30,000
335,000
129,000
22,000
25,000
54,000
North
America
443,000
Western
Europe
345,000
China
746,000
Turkey
Middle
East
53,000
Russia
147,000
Mexico
44,000
Note: Includes Medium and Heavy Trucks >6T only  Source: JD Power; Monitor Analysis, Mahindra Data (*India >3.5T)
Low Growth
Medium Growth
High Growth

NYSE: NAV Profitable Growth – Current and Future Opportunities 27

Approximately 71 million shares outstanding as of 7/31/09
Assumed future share price of $70
Incremental number of shares – 1.33M
Dilution due to conversion = 1.9%
Stock appreciation percentage - ~88% *
Shares of Common Stock
80
70
60
50
40
30
20
10
0
$50.27
$60.14
$70.00
Stock Price

10/28/09
4/15/14
10/15/14
No conversion possible except under extreme circumstances1
Conversion possible

*Stock price on 10/22/09 was $37.24

NAVISTAR

Capital Structure Provides Flexibility
and Stability

Manufacturing $1.57 Billion Debt Deal Summary:
• $1 billion senior notes due 2021 at 8.25% per annum
Ability to buyback $50 million per year
•$570 million senior subordinated convertible notes at 3% per annum
No economic dilution unless average stock price at or above $60.14 within last six months
Selected Debt Maturities
($ in Millions)
Shares of Common Stock
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2010 2014 2021
Expected to be
complete
by Calendar Year End
Completed
Completed
NFC Manufacturing

Holders may convert the Convertible Notes into common stock of the Company, par value $0.10 per share (“Common Stock”), at any time on or after April 15, 2014. Holders may also convert their Convertible Notes at their option prior to April 15, 2014, under the following circumstances: (1) during any fiscal quarter commencing after January 31, 2010, if the last reported sale price of the Common Stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter is greater than or equal to 130% of the applicable conversion price on each such trading day; (2) during the five business day period after any five consecutive trading day period (the “Measurement Period”) in which the trading price per $1,000 principal amount of notes for each trading day of that Measurement Period was less than 98%
of the product of the last reported sale price of the Common Stock and the applicable conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. The conversion rate will initially be 19.8910 shares of Common Stock per $1,000 principal amount of Convertible Notes (equivalent to an initial conversion price of approximately $50.27 per share of Common Stock).
1
NYSE:
NAV

U.S. and Canada Class 6-8 Retail Industry
500,000
400,000
300,000
200,000
100,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009 Fcst
2010 Fcst

14% CAGR since last downturn

NAVISTAR

NYSE:
NAV
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
2002 2008
Revenues
Summary – Strategy Is Working

Great products
with leading
market positions
Diverse revenue
stream that is
profitable
throughout the
truck cycle
Positioned for
rebound in cycle
and global growth
opportunities
Strong liquidity
and capital
structure

CAT
NAVISTAR
GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH
MAXXFORCE 15

NAVISTAR

NYSE: NAV Summary Advanced EGR In-Cylinder NOx Reduction 30 Controlling our destiny Leveraging what we have and what others have built

NYSE:
NAV
SEC Regulation G

U.S. and Canada industry 165K 185K
Sales and revenues, net $11.5 $12.0
Manufacturing segment profit
(excludes asset impairment, Ford settlement, & related charges)
$350 $450
Asset impairment, Ford settlement, & related charges
Manufacturing segment profit $350 $450
Below the line items ($500) ($330)
Income (Loss) before income tax $1,100 $1,270 ($170) ($70)
NA
$15+
($Millions) ($Millions)
$1,600
Target @
Current Industry
414.5K
($Billions)
~($520)
$1,600
NA
($Billions)
FY 2009
Guidance on $1.6B Mfg Segment Profit Line
Original Target @ 414.5K
Industry
This regulation G slide corresponds with the data found in the chart on slide 15

NYSE:
NAV
SEC Regulation G –
Fiscal Year
Comparison

Earnings Guidance (See 8K filed on October 20th, 2009)
The company’s guidance for net income including and excluding the Ford settlement and related charges for its fiscal year ending October 31, 2009, is expected to be in the mid to low end of
the range that was stated on September 10, 2009 during the 3    quarter analyst call. The softness in the U.S. and Canadian truck and bus markets was also referenced on that 3    quarter call and
that continued softness has resulted in lower manufacturing segment profit compared to the September 10, 2009 guidance that is expected to be offset by better than expected performance in corporate SG&A and other below the line items. Further, the current guidance does not include certain potential asset impairments, such as those that may arise from developments in our
Canadian operations or the potential write-off of certain unamortized debt issuance costs from the company’s 2007 term loan that will be triggered as a result of the refinancing.
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
FY 2008 FY 2007 FY 2006
Estimated
As
Reported
As
Reported
As
Reported
Ford
Settlement
Impacts
U.S. and Canada industry 165K 185K 165K 185K
($Billions) ($Billions) ($Billions)
Sales and revenues, net $11.0 $11.5 $11.0 $11.5 $14.7 $12.3 $14.2
($Millions) ($Millions) ($Millions) ($Millions)
Manufacturing segment profit *
(excludes asset impairment, Ford settlement, & related charges)
$710 $735 NA $710 $735 $1,114 $426 $838
Asset impairment, Ford settlement, & related charges ~ $175 ($395) NA NA
Manufacturing segment profit * $710 $735 $175 $885 $910 $719 $426 $838
Below the line items $0 ($528) ($499) ($443)
Income (Loss) excluding income tax $225 $250 $175 $400 $425 $191 ($73) $395
Income tax benefit (expense) ~ ($3) ($57) ($47) ($94)
Net income (loss) $182 $207 $172 $354 $379 $134 ($120) $301
Diluted earnings (loss) per share ($'s) $2.55 $2.85 $2.40 $4.95 $5.25 $1.82 ($1.70) $4.12
Weighted average shares outstanding: diluted ~72M 73.2M 70.3M 74.5M
Memo - professional fees included in below the line items ($40) ($30) ($40) ($30) ($154) ($224) ($70)
* Includes: minority interest in net income of subsidiaries of ($7)M, net of tax; extraordinary gain of $23M, net of tax
~72M ~72M
~($485)
~($43) ~($46)
($Millions) ($Millions)
($Billions) ($Billions)
FY 2009
Non GAAP
Goal
Goal
Without
Ford
Settlement
With
Ford
Settlement
~($485)
NA ~$175
rd
rd